UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 West Higgins Road

Rosemont, Illinois 60018

(Address of principal executive offices)

Registrant’s telephone number, including area code (847) 939-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2024, Wintrust Financial Corporation’s (“Wintrust”) Board of Directors (the “Board”) appointed Richard Postma to serve on the Board and to fill the vacancy created by the Board Increase, as defined below. Mr. Postma previously served as Chairman of Macatawa Bank Corporation (“Macatawa”). The Board determined that Mr. Postma is independent under the listing standards of the Nasdaq Stock Market.

This appointment was made in connection with the Merger Agreement, as defined below. Pursuant to the Merger Agreement, Wintrust agreed to take all appropriate action, subject to and in accordance with its articles of incorporation and by-laws, to appoint one individual serving on the Macatawa board of directors to the Board, effective immediately following the effective time of the Merger, as defined below, to serve until Wintrust’s next annual meeting of shareholders. Pursuant to the Merger Agreement, Wintrust shall endeavor to nominate and recommend Mr. Postma for reelection to the Board for one subsequent additional one year term following his initial term, subject to customary conditions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, Wintrust’s Board of Directors approved an amendment to Section 3.2 of Wintrust’s Amended and Restated By-laws, as amended, effective immediately, to provide that the number of directors of Wintrust shall be no fewer than twelve (12) and no greater than fifteen (15) (“Board Increase”). The Amended and Restated By-laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01 Other Events

On August 1, 2024, Wintrust and Macatawa issued a joint press release announcing the completion of the previously announced acquisition of Macatawa in accordance with the Agreement and Plan of Merger, dated as of April 15, 2024 (the “Merger Agreement”), by and among Macatawa, Wintrust and Leo Subsidiary LLC, a wholly owned subsidiary of Wintrust (“Merger Sub”). Under the Merger Agreement, Macatawa merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Wintrust (the “Merger”).

Wintrust and Macatawa’s press release dated August 1, 2024 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws of Wintrust Financial Corporation, Adopted Effective August 1, 2024.
99.1	Press Release dated August 1, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Kathleen M. Boege
Kathleen M. Boege
Executive Vice President, General Counsel and Corporate Secretary

Date: August 1, 2024